Exhibit 99.1

Powerfleet Reports Annual FY2025 Results: A Breakout Year of Strategic Transformation and Scaled Growth

Total revenue growth for fiscal 2025 of 26% to $362.5 million, with ~75% SaaS recurring revenue.

Annual adjusted EBITDA climbed 65% year-over-year to $71 million, with adjusted EBITDA margin expanding 500 basis points to 20%.

Q4 total revenue increased 42% year-over-year to $103.6 million, with Service revenue increasing 49% to $81.8m, while adjusted EBITDA grew 84% to $20.4 million.

Q4 total adjusted gross margin exceeded 60%, compared to 53% in the prior year.

Extended Conference Call to be Held at 8:30am ET; Slide Presentation Accessible Here

WOODCLIFF LAKE, NJ – June 16, 2025 – Powerfleet, Inc. (Nasdaq: AIOT) reported its financial results for the fiscal year and the fourth quarter ended March 31, 2025.

MANAGEMENT COMMENTARY

“Fiscal 2025 was a true milestone year for Powerfleet – a period in which we executed a bold reinvention strategy integrating two major acquisitions in just 12 months, achieved our organic growth and profitability metrics, and established Powerfleet as a global AIoT SaaS leader – with the Unity platform at the center of our customer value creation strategy,” said Steve Towe, Powerfleet CEO.

“As we enter fiscal 2026, we do so as a stronger, more focused company, by proactively eliminating low-quality and non-strategic revenue from the acquired businesses. Our go-forward, high-quality revenue streams delivered strong organic growth year-over-year in FY25, with AI video growing more than 20% and in-warehouse safety solutions growing 17%. While we remain mindful of macroeconomic headwinds, we are confident in expanding our growth in FY26, particularly in the second half, driven by a strong, expanding pipeline and supported by the resilience of our international operations which grew organically by 13% in FY25.”

Towe added, “With our Unity data highway as the central engine, we’re ready to scale faster, deliver greater value to customers, and continue unlocking the full potential of the company within the dynamic market we serve.”

FISCAL YEAR 2025 OPERATIONAL AND FINANCIAL HIGHLIGHTS

Powerfleet delivered an accelerated transformation of the business in FY25 - executing an aggressive M&A strategy and unlocking the foundation for scalable, high-margin growth.

Full Year Financial Performance Highlights: Pro Forma Basis Reflecting FY’24 MiX Combination Comparatives

●	Total revenue increased 26% to $362.5 million, with ~75% derived from high-margin, recurring SaaS revenue - underscoring the successful pivot to a subscription-first business model.

●	Adjusted EBITDA increased 65% year-over-year to $71 million, with adjusted EBITDA margins expanding by 5% to 20%, reflecting disciplined execution, cost synergy realization and operating leverage.

●	The combined business achieved $16 million in annualized cost synergies during FY25, with $11 million flowing through to in-year adjusted EBITDA performance.

Operational Scale and Reach

●	The subscriber base expanded 4x to 2.8 million, positioning Powerfleet among the top three global AIoT SaaS providers.

●	Customer base multiplied to 48,000, including over half the Fortune 500 - across 8 verticals primed for cross-sell and upsell opportunities.

●	Sales coverage doubled across North America, Europe, and Australasia. Indirect channel network has tripled to over 320 strategic alliances, including leading global telcos, vehicle and asset OEMs, and insurance partners.

Go To Market Momentum

●	600+ midmarket and enterprise customer logos were added in FY25, across key verticals such as logistics, food and beverage, automotive, and industrials.

●	Accelerated double-digit organic growth in key strategic solution sets of AI video and in-warehouse safety, alongside 13% year on year growth in international operations.

●	Sales efforts continued to drive high-value wins, including a major Q4 Unity AI video safety partnership win with a large North American student transportation company managing 9,000 drivers across 34 states,

●	Exiting the year with 50%+ of all new sales - high value AI video and in-warehouse safety and compliance solutions, representing a significant global sales motion shift year on year.

Technology and Innovation

●	Unity recognized as the #1 global solution and platform portfolio by ABI Research, reflecting leadership in platform depth, AI maturity, and usability.

●	Quadrupled Unity Data Highway-dedicated engineering headcount to over 400 full time employees, fueling platform innovation

●	Gained momentum and sales traction with device-agnostic, single pane of glass solution

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FOURTH QUARTER 2025 FINANCIAL RESULTS: PRO FORMA BASIS REFLECTING FY’24 MIX COMBINATION COMPARATIVES

Total revenue grew 42% year-over-year to $103.6 million, driven by the Fleet Complete acquisition and AI video solutions. Service revenue rose 49% to $81.8 million while product revenue grew 23% to $21.9 million, Gross profit increased 42% to $54.8 million. On an adjusted basis, excluding the amortization of acquisition-related intangibles and post-acquisition inventory rationalization, gross profit rose by $24.0 million, or 62%, to $62.6 million. Adjusted service gross margin expanded significantly, increasing by 7.6 percentage points to 68.8%, after excluding $5.2 million in non-cash amortization.

Adjusted product gross margin also improved, rising to 28.7% from 27.3% in the prior year, after excluding $2.6 million in acquisition-related inventory write-offs. As a result, total adjusted gross margin exceeded 60%, compared to 53.0% in the prior year.

Operating expenses totaled $61.7 million, including $7.5 million in one-time transaction, integration, and restructuring costs, consistent with the level of one-time expenses incurred in the prior year. Excluding one-time items, adjusted operating expenses were $54.2 million, up from $37.6 million, with the increase primarily driven by the addition of Fleet Complete.

Adjusted EBITDA increased 84% to $20.4 million, up from $11.1 million in the prior year, reflecting contributions from the Fleet Complete acquisition, organic growth, gross margin expansion and cost synergies. Net loss attributable to common stockholders was $0.09 per share, compared to $0.19 per share in the prior year, reflecting improved financial performance and an increase in shares outstanding. After adjusting for one-time expenses and amortization of acquisition-related intangibles, adjusted net income was $0.02 per share, up from a loss of $0.01 per share in the prior year.

Net debt at quarter end was $225.0 million, consisting of $48.8 million in cash and $273.8 million total debt. Net debt, adjusted for $3.6 million in unsettled transaction costs, was $228.6 million, outperforming our year-end guidance of approximately $235 million by $6.4 million.

INVESTOR CONFERENCE CALL AND BUSINESS UPDATE

Powerfleet management will hold a conference call on Monday, June 16, 2025, at 8:30 a.m. Eastern time (5:30 a.m. Pacific time) to discuss results for the fourth quarter and fiscal year ended March 31, 2025, and provide a business update.

Date: Monday, June 16, 2025

Time: 8:30 a.m. Eastern time (5:30 a.m. Pacific time)

Toll Free: 888-506-0062

International: 973-528-0011

Participant Access Code: 539753

The conference call will be broadcast simultaneously and available for replay here. Additionally, both the webcast and accompanying slide presentation will be available via the investor section of Powerfleet’s website at ir.powerfleet.com.

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NON-GAAP FINANCIAL MEASURES

To supplement its financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), Powerfleet provides certain non-GAAP measures of financial performance. These non-GAAP measures include adjusted EBITDA, adjusted gross margin, adjusted gross profit, adjusted service margin, adjusted product margin, adjusted operating expenses, adjusted net income per share and net debt. Reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, or superior to, GAAP results. These non-GAAP measures are provided to enhance investors’ overall understanding of Powerfleet’s current financial performance. Specifically, Powerfleet believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses, gains and losses and fluctuations in currency rates that may not be indicative of its core operating results and business outlook. These non-GAAP measures are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternative to net income, gross margin, gross profit, total debt, cash flow from operating activities or earnings per share as an indicator of operating performance or liquidity. Because Powerfleet’s method for calculating the non-GAAP measures may differ from other companies’ methods, the non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliation of all non-GAAP measures included in this press release to the most directly comparable GAAP measures can be found in the financial tables included in this press release.

ABOUT POWERFLEET

Powerfleet (Nasdaq: AIOT; JSE: PWR) is a global leader in the artificial intelligence of things (AIoT) software-as-a-service (SaaS) mobile asset industry. With more than 30 years of experience, Powerfleet unifies business operations through the ingestion, harmonization, and integration of data, irrespective of source, and delivers actionable insights to help companies save lives, time, and money. Powerfleet’s ethos transcends our data ecosystem and commitment to innovation; our people-centric approach empowers our customers to realize impactful and sustained business improvement. The company is headquartered in New Jersey, United States, with offices around the globe. Explore more at www.powerfleet.com. Powerfleet has a primary listing on The Nasdaq Global Market and a secondary listing on the Main Board of the Johannesburg Stock Exchange (JSE).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of federal securities laws. Powerfleet’s actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements may be identified by words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions.

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These forward-looking statements include, without limitation, our expectations with respect to our beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions and future performance, as well as anticipated financial impacts of our transactions with MiX Telematics and Fleet Complete. Forward-looking statements involve significant known and unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Most of these factors are outside our control and are difficult to predict. The risks and uncertainties referred to above include, but are not limited to, risks related to: (i) future global economic and business conditions, including the effect of conflicts in certain geographies and the potential imposition of tariffs; (ii) integration of our, MiX Telematics’ and Fleet Complete’s businesses and the ability to recognize the anticipated synergies and benefits of the transactions with MiX Telematics and Fleet Complete; (iii) the commercial, financial, reputational and regulatory risks to our business that may arise as a consequence of operating across multiple geographies; (iv) disruptions in our global supply chain or failures by subcontractors; (v) the loss of any of our key customers or reduction in the purchase of our products by any such customers; (vi) reliance on third-party channel partner relationships; (vii) our inability to adequately protect our intellectual property; (viii) changes in technology or products, which may be more difficult or costly, or less effective, than anticipated; (ix) potential breaches of our information technology systems; (x) our ability to obtain additional capital to fund our operations; and (xi) such other factors as are set forth in the periodic reports filed by us with the Securities and Exchange Commission (SEC), including but not limited to those described under the heading “Risk Factors” in our annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at http://www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove to be incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

The forward-looking statements included in this press release are made only as of the date of this press release, and except as otherwise required by applicable securities law, we assume no obligation, nor do we intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

Powerfleet Investor Contacts
Carolyn Capaccio and Jody Burfening
LHA Investor Relations
AIOTIRTeam@lhai.com

Powerfleet Media Contact
Jonathan Bates
jonathan.bates@powerfleet.com
+44 121 717-5360

5

POWERFLEET, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended March 31,		Year Ended March 31,
	2024	2025	2024	2025
	Pro Forma Combined	Consolidated	Pro Forma Combined	Consolidated
Revenues:
Products	$17,793	$21,866	$67,665	$85,584
Services	55,029	81,772	219,239	276,931
Total revenues	72,822	103,638	286,904	362,515

Cost of revenues:
Cost of products	12,935	18,152	48,316	61,961
Cost of services	21,324	30,723	79,636	106,017
Total cost of revenues	34,259	48,875	127,952	167,978

Gross profit	38,563	54,763	158,952	194,537

Operating expenses:
Selling, general and administrative expenses	41,366	56,839	151,839	204,361
Research and development expenses	3,733	4,904	14,793	16,061
Total operating expenses	45,099	61,743	166,632	220,422

Loss from operations	(6,536)	(6,980)	(7,680)	(25,885)

Interest income	627	95	1,480	926
Interest expense	(1,410)	(5,655)	(4,521)	(20,330)
Bargain purchase - Movingdots	—	—	1,800	—
Other expense, net	—	(202)	(266)	(1,163)

Net loss before income taxes	(7,319)	(12,742)	(9,187)	(46,452)

Income tax (expense) benefit	(1,917)	304	(7,014)	(4,517)

Net loss before non-controlling interest	(9,236)	(12,438)	(16,201)	(50,969)
Non-controlling interest	(12)	(1)	(50)	(18)

Net loss	(9,248)	(12,439)	(16,251)	(50,987)

Accretion of preferred stock	(9,996)	—	(15,480)	—
Preferred stock dividend	(1,129)	—	(4,514)	(25)

Net loss attributable to common stockholders	$(20,373)	$(12,439)	$(36,245)	$(51,012)

Net loss per share attributable to common stockholders - basic and diluted	$(0.19)	$(0.09)	$(0.34)	$(0.43)

Weighted average common shares outstanding - basic and diluted	106,894	132,793	106,894	119,877

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POWERFLEET, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	March 31, 2024	March 31, 2025
	Pro Forma Combined	Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$51,091	$44,392
Restricted cash	86,104	4,396
Accounts receivables, net	55,008	78,623
Inventory, net	25,800	18,350
Prepaid expenses and other current assets	17,826	23,319
Total current assets	235,829	169,080
Fixed assets, net	48,306	58,011
Goodwill	121,713	383,146
Intangible assets, net	40,444	258,582
Right-of-use asset	11,222	12,339
Severance payable fund	3,796	3,796
Deferred tax asset	3,874	3,934
Other assets	19,090	21,183
Total assets	$484,274	$910,071

LIABILITIES
Current liabilities:
Short-term bank debt and current maturities of long-term debt	$22,109	$41,632
Accounts payable	27,174	41,599
Accrued expenses and other current liabilities	33,589	45,327
Deferred revenue - current	12,236	17,375
Lease liability - current	2,648	5,076
Total current liabilities	97,756	151,009
Long-term debt - less current maturities	113,810	232,160
Deferred revenue - less current portion	4,892	5,197
Lease liability - less current portion	8,773	8,191
Accrued severance payable	4,597	6,039
Deferred tax liability	18,669	57,712
Other long-term liabilities	2,980	3,021
Total liabilities	251,477	463,329

Convertible redeemable preferred stock: Series A	90,273	—

STOCKHOLDERS’ EQUITY
Preferred stock	—	—
Common stock	63,842	1,343
Additional paid-in capital	200,218	671,400
Accumulated deficit	(78,516)	(205,783)
Accumulated other comprehensive loss	(17,133)	(8,850)
Treasury stock	(25,997)	(11,518)

Total stockholders’ equity	142,414	446,592
Non-controlling interest	110	150
Total equity	142,524	446,742

Total liabilities, convertible redeemable preferred stock, and stockholders’ equity	$484,274	$910,071

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POWERFLEET, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Year Ended March 31,
	2024	2025
	Pro Forma Combined	Consolidated
Cash flows from operating activities
Net loss	$(16,251)	$(50,987)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Non-controlling interest	50	18
Gain on bargain purchase	(1,800)	—
Inventory write-downs	2,172	4,480
Stock-based compensation expense	5,214	9,362
Depreciation and amortization	29,548	47,494
Impairment of long-lived assets	139	—
Right-of-use assets, non-cash lease expense	2,919	5,007
Derivative mark-to-market adjustment	—	(504)
Bad debts expense	7,534	9,418
Deferred income taxes	3,235	(4,872)
Shares issued for transaction bonuses	—	889
Lease termination and modification losses	—	295
Other non-cash items	6,338	1,061
Changes in operating assets and liabilities:
Accounts receivables	(9,298)	(14,048)
Inventory	(601)	5,729
Prepaid expenses and other current assets	(1,078)	5,474
Deferred costs	(8,514)	(8,437)
Deferred revenue	(180)	1,748
Accounts payable and accrued expenses	9,731	(12,162)
Lease liabilities	(2,851)	(4,558)
Accrued severance payable	15	1,248

Net cash provided by (used in) operating activities	26,322	(3,345)

Cash flows from investing activities:
Acquisition, net of cash assumed	—	(137,112)
Proceeds from sale of fixed assets	—	12
Capitalized software development costs	(9,512)	(13,782)
Capital expenditures	(20,709)	(20,008)
Deferred consideration paid	—	—
Repayment of loan advanced to external parties	—	294

Net cash used in investing activities	(30,221)	(170,596)

Cash flows from financing activities:
Repayment of long-term debt	(14,116)	(2,642)
Short-term bank debt, net	(158)	19,551
Deferred consideration paid	(1,955)	—
Purchase of treasury stock upon vesting of restricted stock	(674)	(2,836)
Repayment of financing lease	(129)	—
Payment of preferred stock dividend and redemption of preferred stock	(3,385)	(90,298)
Proceeds from private placement, net	—	66,459
Proceeds from long-term debt	115,000	125,000
Payment of long-term debt costs	(1,081)	(1,410)
Proceeds from exercise of stock options, net	36	1,898
Cash paid on dividends to affiliates	(5,320)	—

Net cash provided by financing activities	88,218	115,722

Effect of foreign exchange rate changes on cash and cash equivalents	(2,870)	(2,657)
Net increase (decrease) in cash and cash equivalents, and restricted cash	81,449	(60,876)
Cash and cash equivalents, and restricted cash at beginning of the period	55,746	109,664

Cash and cash equivalents, and restricted cash at end of the period	$137,195	$48,788

Reconciliation of cash, cash equivalents, and restricted cash, beginning of the period
Cash and cash equivalents	54,656	24,354
Restricted cash	1,090	85,310
Cash, cash equivalents, and restricted cash, beginning of the period	$55,746	$109,664

Reconciliation of cash, cash equivalents, and restricted cash, end of the period
Cash and cash equivalents	51,091	44,392
Restricted cash	86,104	4,396
Cash, cash equivalents, and restricted cash, end of the period	$137,195	$48,788

Supplemental disclosure of cash flow information:
Cash paid for:
Taxes	$3,381	$4,283
Interest	$2,414	$15,335

Noncash investing and financing activities:
Common stock issued for transaction bonus	$—	$9
Shares issued in connection with MiX Combination	$—	$362,005
Shares issued in connection with Fleet Complete acquisition	$—	$21,343
Value of licensed intellectual property acquired in connection with Movingdots acquisition	$1,517	$—
Preferred stock dividends paid in shares	$1,108	$—
Issuance of derivative on long-term debt	$2,226	$—

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POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO ADJUSTED EBITDA FINANCIAL MEASURES

(In thousands)

	Three Months Ended March 31,		Year Ended March 31,
	2024	2025	2024	2025
	Pro Forma Combined	Consolidated	Pro Forma Combined	Consolidated
Net loss attributable to common stockholders	$(20,373)	$(12,439)	$(36,245)	$(51,012)
Non-controlling interest	12	1	50	18
Preferred stock dividend and accretion	11,125	—	19,994	25
Interest expense, net	935	5,560	3,192	19,404
Other expense, net	55	—	87	—
Income tax expense (benefit)	1,917	(304)	7,014	4,517
Depreciation and amortization	8,369	14,452	29,548	47,494
Stock-based compensation	1,311	924	5,214	9,362
Foreign currency losses	438	502	1,493	1,790
Restructuring-related expenses	324	6,969	1,065	10,077
Gain on bargain purchase - Movingdots	—	—	(1,800)	—
Impairment of long-lived assets	139	—	139	—
Derivative mark-to-market adjustment	—	(29)	—	(504)
Recognition of pre-October 1, 2024 contract assets (Fleet Complete)	—	1,768	—	3,809
Net profit on fixed assets	(66)	—	(115)	—
Contingent consideration remeasurement	(250)	—	(1,299)	—
Acquisition-related expenses	7,177	428	14,313	21,300
Integration-related expenses	—	2,592	—	4,851
Non-recurring transitional service agreement costs	—	—	482	—
Adjusted EBITDA	$11,113	$20,424	$43,132	$71,131

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POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP NET (LOSS) INCOME FINANCIAL MEASURES

(In thousands)

	Three Months Ended March 31,		Year Ended March 31,
	2024	2025	2024	2025
	Pro Forma Combined	Consolidated	Pro Forma Combined	Consolidated
Net loss	$(9,248)	$(12,439)	$(16,251)	$(50,987)
Incremental intangible assets amortization expense as a result of MiX Telematics and Fleet Complete business combinations	—	5,201	—	14,752
Stock-based compensation (non-recurring/accelerated cost)	—	—	—	4,693
Foreign currency losses	438	502	1,493	1,790
Income tax effect of net foreign exchange (losses) gains	389	(377)	279	(602)
Restructuring-related expenses	324	6,969	1,065	10,077
Income tax effect of restructuring costs	—	(53)	(7)	(207)
Derivative mark-to-market adjustment	—	(29)	—	(504)
Acquisition-related expenses	7,177	428	14,313	21,300
Integration-related expenses	—	2,592	—	4,851
Non-recurring transitional service agreement costs	—	—	482	—
Income tax effect of non-recurring transitional service agreement costs	(130)	—	(130)	—
Contingent consideration remeasurement	(250)	—	(1,299)	—
Non-GAAP net (loss) income	$(1,300)	$2,794	$(55)	$5,163

Weighted average shares outstanding	106,894	132,793	106,894	119,877

Non-GAAP net (loss) income per share - basic	$(0.01)	$0.02	$(0.001)	$0.04

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POWERFLEET, INC. AND SUBSIDIARIES

ADJUSTED GROSS PROFIT MARGINS

(In thousands)

	Three Months Ended March 31,		Year Ended March 31,
	2024	2025	2024	2025
	Pro Forma Combined	Consolidated	Pro Forma Combined	Consolidated
Revenues:
Products	$17,793	$21,866	$67,665	$85,584
Services	55,029	81,772	219,239	276,931
Total revenues	72,822	103,638	286,904	362,515

Cost of revenues:
Cost of products	12,935	18,152	48,316	61,961
Cost of services	21,324	30,723	79,636	106,017
Total cost of revenues	34,259	48,875	127,952	167,978

Gross profit	$38,563	54,763	$158,952	$194,537

Product margin	27.3%	17.0%	28.6%	27.6%
Service margin	61.2%	62.4%	63.7%	61.7%
Total gross profit margin	53.0%	52.8%	55.4%	53.7%

Incremental intangible assets amortization expense as a result of MiX Telematics and Fleet Complete business combinations	$—	$5,201	$—	$14,752
Inventory rationalization	$—	$2,570	$—	$3,310

Product margin	27.3%	28.7%	28.6%	31.5%
Service margin	61.2%	68.8%	63.7%	67.0%
Adjusted total gross profit margin	53.0%	60.3%	55.4%	58.6%

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POWERFLEET, INC. AND SUBSIDIARIES

ADJUSTED OPERATING EXPENSES

(In thousands)

	Three Months Ended March 31,		Year Ended March 31,
	2024	2025	2024	2025
	Pro Forma Combined	Consolidated	Pro Forma Combined	Consolidated
Total operating expenses	$45,099	$61,743	$166,632	$220,422
Adjusted for once-off costs
Acquisition-related expenses	7,177	428	14,313	21,300
Integration-related costs	—	2,592	—	4,851
Stock-based compensation (non-recurring/accelerated cost)	—	—	—	4,693
Restructuring-related expenses	324	4,499	1,065	6,767
	7,501	7,519	15,378	37,611
Adjusted operating expenses	$37,598	$54,224	$151,254	$182,811

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POWERFLEET, INC. AND MiX TELEMATICS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended March 31, 2024
	Powerfleet Inc.	MiX Telematics	Adjustments to align disclosure	Pro Forma Combined
Revenues:
Products	$12,081	$6,705	$(993)	$17,793
Services	21,659	32,377	993	55,029
Total revenues	33,740	39,082	—	72,822

Cost of revenues:
Cost of products	9,513	4,690	(1,268)	12,935
Cost of services	8,024	12,032	1,268	21,324
Total cost of revenues	17,537	16,722	—	34,259

Gross profit	16,203	22,360	—	38,563

Operating expenses:
Selling, general and administrative expenses	21,832	19,534	—	41,366
Research and development expenses	2,018	1,715	—	3,733
Total operating expenses	23,850	21,249	—	45,099

(Loss) income from operations	(7,647)	1,111	—	(6,536)

Interest income	259	368	—	627
Interest expense	(708)	(702)	—	(1,410)
Other (expense) income, net	(55)	55	—	—

Net (loss) income before income taxes	(8,151)	832	—	(7,319)

Income tax expense	(352)	(1,565)	—	(1,917)

Net loss before non-controlling interest	(8,503)	(733)	—	(9,236)
Non-controlling interest	(12)	—	—	(12)

Net loss	(8,515)	(733)	—	(9,248)

Accretion of preferred stock	(9,996)	—	—	(9,996)
Preferred stock dividend	(1,129)	—	—	(1,129)

Net loss attributable to common stockholders	$(19,640)	$(733)	$—	$(20,373)

Net loss per share attributable to common stockholders - basic and diluted	$(0.55)	$(0.01)		$(0.19)

Weighted average common shares outstanding - basic	35,813	71,081		106,894

13

POWERFLEET, INC. AND MiX TELEMATICS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Year Ended March 31, 2024
	Powerfleet Inc.	MiX Telematics	Adjustments to align disclosure	Pro Forma Combined
Revenues:
Products	$49,313	$21,600	$(3,248)	$67,665
Services	85,311	130,680	3,248	219,239
Total revenues	134,624	152,280	—	286,904

Cost of revenues:
Cost of products	36,916	14,628	(3,228)	48,316
Cost of services	31,003	45,405	3,228	79,636
Total cost of revenues	67,919	60,033	—	127,952

Gross profit	66,705	92,247	—	158,952

Operating expenses:
Selling, general and administrative expenses	76,144	75,695	—	151,839
Research and development expenses	8,675	6,118	—	14,793
Total operating expenses	84,819	81,813	—	166,632

(Loss) income from operations	(18,114)	10,434	—	(7,680)

Interest income	338	1,142	—	1,480
Interest expense	(2,174)	(2,347)	—	(4,521)
Bargain purchase - Movingdots	1,800	—	—	1,800
Other expense, net	(87)	(179)	—	(266)

Net (loss) income before income taxes	(18,237)	9,050	—	(9,187)

Income tax expense	(549)	(6,465)	—	(7,014)

Net (loss) income before non-controlling interest	(18,786)	2,585	—	(16,201)
Non-controlling interest	(50)	—	—	(50)

Net (loss) income	(18,836)	2,585	—	(16,251)

Accretion of preferred stock	(15,480)	—	—	(15,480)
Preferred stock dividend	(4,514)	—	—	(4,514)

Net (loss) income attributable to common stockholders	$(38,830)	$2,585	$—	$(36,245)

Net (loss) income per share attributable to common stockholders - basic	$(1.09)	$0.04		$(0.34)

Weighted average common shares outstanding - basic	35,694	71,200		106,894

14

POWERFLEET, INC. AND MiX TELEMATICS

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	March 31, 2024
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$24,354	$26,737	$51,091
Restricted cash	85,310	794	86,104
Accounts receivables, net	30,333	24,675	55,008
Inventory, net	21,658	4,142	25,800
Prepaid expenses and other current assets	8,133	9,693	17,826
Total current assets	169,788	66,041	235,829
Fixed assets, net	12,719	35,587	48,306
Goodwill	83,487	38,226	121,713
Intangible assets, net	19,652	20,792	40,444
Right-of-use asset	7,428	3,794	11,222
Severance payable fund	3,796	—	3,796
Deferred tax asset	2,781	1,093	3,874
Other assets	9,029	10,061	19,090
Total assets	$308,680	$175,594	$484,274

LIABILITIES
Current liabilities:
Short-term bank debt and current maturities of long-term debt	$1,951	$20,158	$22,109
Accounts payable	20,025	7,149	27,174
Accrued expenses and other current liabilities	13,983	19,606	33,589
Deferred revenue - current	5,842	6,394	12,236
Lease liability - current	1,789	859	2,648
Total current liabilities	43,590	54,166	97,756
Long-term debt - less current maturities	113,810	—	113,810
Deferred revenue - less current portion	4,892	—	4,892
Lease liability - less current portion	5,921	2,852	8,773
Accrued severance payable	4,597	—	4,597
Deferred tax liability	4,465	14,204	18,669
Other long-term liabilities	2,496	484	2,980
Total liabilities	179,771	71,706	251,477

Convertible redeemable preferred stock: Series A	90,273	—	90,273

STOCKHOLDERS’ EQUITY
Preferred stock	—	—	—
Common stock	387	63,455	63,842
Additional paid-in capital	202,607	(2,389)	200,218
Accumulated deficit	(154,796)	76,280	(78,516)
Accumulated other comprehensive loss	(985)	(16,148)	(17,133)
Treasury stock	(8,682)	(17,315)	(25,997)

Total stockholders’ equity	38,531	103,883	142,414
Non-controlling interest	105	5	110
Total equity	38,636	103,888	142,524

Total liabilities, convertible redeemable preferred stock, and stockholders’ equity	$308,680	$175,594	$484,274

15

POWERFLEET, INC. AND MiX TELEMATICS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Year Ended March 31, 2024
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Cash flows from operating activities
Net (loss) income	$(18,836)	$2,585	$(16,251)
Adjustments to reconcile net (loss) income to cash provided by operating activities:
Non-controlling interest	50	—	50
Gain on bargain purchase	(1,800)	—	(1,800)
Inventory reserve	1,557	615	2,172
Stock based compensation expense	4,104	1,110	5,214
Depreciation and amortization	9,098	20,450	29,548
Impairment of long-lived assets	—	139	139
Right-of-use assets, non-cash lease expense	2,919	—	2,919
Bad debts expense	2,309	5,225	7,534
Deferred income taxes	(281)	3,516	3,235
Other non-cash items	(55)	6,393	6,338
Changes in operating assets and liabilities:
Accounts receivables	(1,538)	(7,760)	(9,298)
Inventories	(780)	179	(601)
Prepaid expenses and other current assets	(564)	(514)	(1,078)
Deferred costs	481	(8,995)	(8,514)
Deferred revenue	(180)	—	(180)
Accounts payable and accrued expenses	8,786	945	9,731
Lease liabilities	(2,851)	—	(2,851)
Accrued severance payable, net	15	—	15

Net cash provided by operating activities	2,434	23,888	26,322

Cash flows from investing activities:
Capitalized software development costs	(3,540)	(5,972)	(9,512)
Capital expenditures	(3,673)	(17,036)	(20,709)

Net cash used in investing activities	(7,213)	(23,008)	(30,221)

Cash flows from financing activities:
Repayment of long-term debt	(14,116)	—	(14,116)
Short-term bank debt, net	(5,708)	5,550	(158)
Deferred consideration paid	—	(1,955)	(1,955)
Purchase of treasury stock upon vesting of restricted stock	(128)	(546)	(674)
Repayment of financing lease	(129)	—	(129)
Payment of preferred stock dividend and redemption of preferred stock	(3,385)	—	(3,385)
Proceeds from long-term debt	115,000	—	115,000
Payment of long-term debt costs	(1,081)	—	(1,081)
Proceeds from exercise of stock options, net	36	—	36
Cash paid on dividends to affiliates	—	(5,320)	(5,320)

Net cash from (used in) financing activities	90,489	(2,271)	88,218

Effect of foreign exchange rate changes on cash and cash equivalents	(1,135)	(1,735)	(2,870)
Net increase (decrease) in cash and cash equivalents, and restricted cash	84,575	(3,126)	81,449
Cash and cash equivalents, and restricted cash at beginning of the period	25,089	30,657	55,746

Cash and cash equivalents, and restricted cash at end of the period	$109,664	$27,531	$137,195

Reconciliation of cash, cash equivalents, and restricted cash, beginning of the period
Cash and cash equivalents	24,780	29,876	54,656
Restricted cash	309	781	1,090
Cash, cash equivalents, and restricted cash, beginning of the period	$25,089	$30,657	$55,746

Reconciliation of cash, cash equivalents, and restricted cash, end of the period
Cash and cash equivalents	24,354	26,737	51,091
Restricted cash	85,310	794	86,104
Cash, cash equivalents, and restricted cash, end of the period	$109,664	$27,531	$137,195

Supplemental disclosure of cash flow information:
Cash paid for:
Taxes	$432	$2,949	$3,381
Interest	$1,720	$694	$2,414

Noncash investing and financing activities:
Value of licensed intellectual property acquired in connection with Movingdots acquisition	$1,517	$—	$1,517
Preferred stock dividends paid in shares	$1,108	$—	$1,108
Issuance of derivative on long-term debt	$2,226	$—	$2,226

16

POWERFLEET, INC. AND MiX TELEMATICS

RECONCILIATION OF GAAP TO ADJUSTED EBITDA FINANCIAL MEASURES

(In thousands)

	Three Months Ended March 31, 2024
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Net loss attributable to common stockholders	$(19,640)	$(733)	$(20,373)
Non-controlling interest	12	—	12
Preferred stock dividend and accretion	11,125	—	11,125
Interest expense, net	601	334	935
Other expense, net	55	—	55
Income tax expense	352	1,565	1,917
Depreciation and amortization	1,943	6,426	8,369
Stock-based compensation	1,028	283	1,311
Foreign currency losses	43	395	438
Restructuring-related expenses	324	—	324
Impairment of long-lived assets	—	139	139
Net profit on fixed assets	—	(66)	(66)
Contingent consideration remeasurement	—	(250)	(250)
Acquisition-related expenses	6,078	1,099	7,177
Adjusted EBITDA	$1,921	$9,192	$11,113

17

POWERFLEET, INC. AND MiX TELEMATICS

RECONCILIATION OF GAAP TO ADJUSTED EBITDA FINANCIAL MEASURES

(In thousands)

	Year Ended March 31, 2024
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Net (loss) profit attributable to common stockholders	$(38,830)	$2,585	$(36,245)
Non-controlling interest	50	—	50
Preferred stock dividend and accretion	19,994	—	19,994
Interest expense, net	1,987	1,205	3,192
Other expense, net	87	—	87
Income tax expense	549	6,465	7,014
Depreciation and amortization	9,098	20,450	29,548
Stock-based compensation	4,104	1,110	5,214
Foreign currency translation	(248)	1,741	1,493
Restructuring-related expenses	1,035	30	1,065
Gain on Bargain purchase - Movingdots	(1,800)	—	(1,800)
Impairment of long-lived assets	—	139	139
Net profit on fixed assets	—	(115)	(115)
Contingent consideration remeasurement	—	(1,299)	(1,299)
Acquisition-related expenses	11,218	3,095	14,313
Non-recurring transitional service agreement costs	—	482	482
Adjusted EBITDA	$7,244	$35,888	$43,132

18

POWERFLEET, INC. AND MiX TELEMATICS

RECONCILIATION OF GAAP TO NON-GAAP NET (LOSS) INCOME FINANCIAL MEASURES

(In thousands)

	Three Months Ended March 31, 2024
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Net (loss) income	$(8,515)	$(733)	$(9,248)
Foreign currency losses	43	395	438
Income tax effect of net foreign exchange losses	—	389	389
Restructuring-related expenses	324	—	324
Acquisition-related expenses	6,078	1,099	7,177
Non-recurring transitional service agreement costs	—	—	—
Income tax effect of non-recurring transitional service agreement costs	—	(130)	(130)
Contingent consideration remeasurement	—	(250)	(250)
Non-GAAP net (loss) income	$(2,070)	$770	$(1,300)

Weighted average shares outstanding	35,813	71,081	106,894

Non-GAAP net income per share - basic	$(0.06)	$0.01	$(0.01)

19

POWERFLEET, INC. AND MiX TELEMATICS

RECONCILIATION OF GAAP TO NON-GAAP NET (LOSS) INCOME FINANCIAL MEASURES

(In thousands)

	Year Ended March 31, 2024
	Powerfleet Inc.	MiX Telematics	Pro Forma Combined
Net (loss) income	$(18,836)	$2,585	$(16,251)
Foreign currency (gains) losses	(248)	1,741	1,493
Income tax effect of net foreign exchange losses	—	279	279
Restructuring-related expenses	1,035	30	1,065
Income tax effect of restructuring costs	—	(7)	(7)
Acquisition-related expenses	11,218	3,095	14,313
Non-recurring transitional service agreement costs	—	482	482
Income tax effect of non-recurring transitional service agreement costs	—	(130)	(130)
Contingent consideration remeasurement	—	(1,299)	(1,299)
Non-GAAP net (loss) income	$(6,831)	$6,776	$(55)

Weighted average shares outstanding	35,694	71,200	106,894

Non-GAAP net (loss) income per share - basic	$(0.19)	$0.10	$(0.001)

20